Exhibit 10.1

November 23, 2018

STRICTLY CONFIDENTIAL

Robert P. Vogels

Golden Minerals Company

350 Indiana Street, Suite 800

Golden, Colorado 80401

Dear Mr. Vogels:

This letter (the “Amendment”) constitutes an agreement between Golden Minerals Company (the “Company”) and H.C. Wainwright & Co., LLC (now known only as “H.C. Wainwright & Co., LLC”) (the “Manager”) to amend the At The Market Offering Agreement, dated as of December 20, 2016, as amended on September 29, 2017, between the Company and the Manager (the “ATM Agreement”), as follows:

1.              Section 8(c) of the ATM Agreement is hereby amended and restated as follows:

“This Agreement shall remain in full force and effect until the earlier of December 20, 2020 and such date that this Agreement is terminated pursuant to Sections 8(a) or (b) above or otherwise by mutual agreement of the parties; provided that any such termination by mutual agreement shall in all cases be deemed to provide that Sections 5, 6, 7, 8, 9, 10, 12 and 14 shall remain in full force and effect.”

Except as expressly set forth above, all of the terms and conditions of the ATM Agreement shall continue in full force and effect after the execution of this Amendment and shall not be in any way changed, modified or superseded by the terms set forth herein.

This Amendment may be executed in two or more counterparts and by facsimile or “.pdf” signature or otherwise, and each of such counterparts shall be deemed an original and all of such counterparts together shall constitute one and the same agreement.

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In acknowledgment that the foregoing correctly sets forth the understanding reached by the Manager and the Company, please sign in the space provided below, whereupon this Amendment shall constitute a binding amendment to the ATM Agreement as of the date indicated above.

Very truly yours,

H.C. WAINWRIGHT & CO., LLC

By:	/s/ Mark Viklund
Name:	Mark Viklund
Title:	Chief Executive Officer

Accepted and Agreed:

GOLDEN MINERALS COMPANY

By:	/s/ Robert P. Vogels
	Name:	Robert P. Vogels
	Title:	Senior Vice President and Chief Financial Officer

[SIGNATURE PAGE TO AUMN AMENDMENT TO ATM AGREEMENT]